O FVIT P-2
                         SUPPLEMENT DATED JUNE 30, 2003
                              TO THE PROSPECTUS OF
                         FRANKLIN VALUE INVESTORS TRUST
     (FRANKLIN BALANCE SHEET INVESTMENT FUND, FRANKLIN LARGE CAP VALUE FUND,
          FRANKLIN MICROCAP VALUE FUND, FRANKLIN SMALL CAP VALUE FUND)
                               DATED MARCH 1, 2003

The prospectus is amended as follows:

Regarding the Franklin MicroCap Value Fund, the first paragraph on page 17 and the first paragraph under the "Buying Shares" section on page 52 is replaced as follows:

 On June 30, 2003, the Franklin MicroCap Value Fund will be available for purchase for all new investments through all distribution channels with the exception of new investments purchased through mutual fund platforms that have been established by certain broker-dealers, including broker-dealers that have contractual arrangements with Franklin Templeton Distributors, Inc. (or its affiliates) with respect to the platform. Exchange purchases from other Franklin Templeton mutual funds now will be permitted to open new accounts subject to the same limitations on other purchases.

 The Fund reserves the right to modify this policy at any time.

               Please keep this supplement for future reference.